UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2012

THERMOGENESIS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Citrus Road
Rancho Cordova, California  95742
(Address and telephone number of principal executive offices) (Zip Code)

(916) 858-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Item 2. On September 20, 2012, ThermoGenesis Corp. issued a press release announcing its results of operations and financial condition for the quarter and year ended June 30, 2012.  The full text of the press release is set forth in Exhibit 99.1 attached to this report.

Item 9.01 Financial Statements and Exhibits

99.1 Press release dated September 20, 2012, titled “ThermoGenesis Reports Fourth Quarter and Full Year Fiscal 2012 Results; Company Lowers Fourth Quarter Loss and Realizes Major Milestones in Growth Strategy.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS CORP.,
a Delaware Corporation

Dated: September 20, 2012	/s/ Matthew T. Plavan
Matthew T. Plavan,
Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1
Press release dated September 20, 2012, titled “ThermoGenesis Reports Fourth Quarter and Full Year Fiscal 2012 Results; Company Lowers Fourth Quarter Loss and Realizes Major Milestones in Growth Strategy.”